AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
February 2012

For the month of February 2012 the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.08% and a net return of -0.12%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.02% for the month.

February 2012 gross relative performance:  -0.06%

Performance for periods ended February 29, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.73%	8.30%	7.25%	6.77%	6.14%
HIT Total Net Rate of Return	0.65%	7.83%	6.78%	6.31%	5.71%
Barclays Capital Aggregate Bond Index	0.85%	8.37%	7.52%	6.36%	5.68%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s multifamily mortgage-backed securities (MBS) portfolio as spreads to Treasuries tightened across products.  Ginnie Mae construction/permanent loan certificate spreads tightened by 37 basis points (bps) and Ginnie Mae permanent loan certificate spreads tightened by 22 bps. Spreads across structures for Fannie Mae multifamily DUS securities also narrowed, with the 10/9.5 structure contracting by 9 bps.

●	The portfolio’s slightly short duration relative to the index as Treasury yields rose across the curve for the month. Two-year and 10-year rates rose by 8 bps and 17 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the index with excess returns to Treasuries of 168 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 20.3% of the Barclays Aggregate as of February 29, 2012.

●
Strong performance by private-label commercial MBS (CMBS) as the second best performing sector in the index with excess returns of 152 bps.  The HIT is underweighted in CMBS, with 0.5% as of February 29, compared to 2.0% of the index.  Moreover, the portfolio’s seasoned,

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                         February 2012 Performance Commentary

premium-priced, structured agency CMBS spreads widened, underperforming private-label bonds.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 19, 98, 151, and 212 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise guarantee compared to 74% for the Barclays Aggregate.

●
Strong performance by single family MBS (RMBS), the third best performing sector in the index with excess returns of 37 bps.  At the end of February, HIT’s portfolio had an allocation of 25.0% vs. 31.3% for the index.

February 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.71%	0	5.77
Agencies	-0.16%	+24	3.62
Single family agency MBS (RMBS)	+0.09%	+37	2.89
Corporates	+0.84%	+168	6.94
Commercial MBS (CMBS)	+1.16%	+152	3.32
Asset-backed securities (ABS)	-0.11%	+24	3.11
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	1/31/12	2/29/12	Change
3 Month	0.051%	0.076%	0.0254%
6 Month	0.076%	0.127%	0.0505%
1 Year	0.112%	0.158%	0.0458%
2 Year	0.215%	0.293%	0.0785%
3 Year	0.293%	0.410%	0.1170%
5 Year	0.704%	0.859%	0.1545%
7 Year	1.238%	1.384%	0.1461%
10 Year	1.797%	1.970%	0.1734%
30 Year	2.937%	3.085%	0.1474%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.